UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 20, 2010

Date of Report (Date of earliest event reported)

PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-07572

Delaware	13-1166910
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
200 Madison Avenue
New York, New York 10016
(Address of principal executive offices, including zip code)
(212) 381-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On April 20, 2010, Phillips-Van Heusen Corporation, a Delaware corporation (the “Company”), issued a press release in which it updated earnings guidance for the first quarter and full year 2010. A copy of the press release is attached as Exhibit 99.1 hereto.
     The information furnished in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.
Item 8.01 Other Events.
     On April 20, 2010, the Company issued a press release announcing that, in connection with its cash tender offers and consent solicitations for any and all of its outstanding (i) 7 1/4% Senior Notes due 2011 and (ii) 8 1/8 % Senior Notes due 2013 (collectively, the “Notes”), it has received the requisite consents from holders of the Notes to amend the indentures governing each series of Notes. The Company also announced that it is waiving the requirement that tenders be made by 5:00 p.m. on April 20, 2010 in order to receive the total consideration, including a consent payment of $30.00 per $1,000 principal amount of each series of notes tendered. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     On April 20, 2010, the Company issued a press release announcing that it has commenced a public offering of 4,500,000 shares of its common stock (plus an additional 675,000 shares of its common stock pursuant to an option granted to the underwriters) and a public offering of $525.0 million of Senior Unsecured Notes due 2020. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Phillips-Van Heusen Corporation, dated April 20, 2010 (earnings guidance).

99.2	Press Release issued by Phillips-Van Heusen Corporation, dated April 20, 2010 (cash tender offers and consent solicitations).

99.3	Press Release issued by Phillips-Van Heusen Corporation, dated April 20, 2010 (equity and debt offerings).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION
Date: April 20, 2010	By:	/s/ Mark D. Fischer
		Name:	Mark D. Fischer
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Phillips-Van Heusen Corporation, dated April 20, 2010 (earnings guidance).

99.2	Press Release issued by Phillips-Van Heusen Corporation, dated April 20, 2010 (cash tender offers and consent solicitations).

99.3	Press Release issued by Phillips-Van Heusen Corporation, dated April 20, 2010 (equity and debt offerings).